Exhibit 99.1

ROYALTY ASSET HOLDINGS, LP
ROYALTY ASSET HOLDINGS II, LP
SAXUM ASSET HOLDINGS, LP

COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

Years Ended December 31, 2022 and 2021
with Report of Independent Auditors

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

General Partner and Unitholders
Viper Energy Partners LP

Opinion
We have audited the Combined Statements of Revenues and Direct Operating Expenses related to the mineral and royalty interests owned by Royalty Asset Holdings, LP, Royalty Asset Holdings II, LP and Saxum Asset Holdings, LP (collectively, the “Properties”) for each of the two years in the period ended December 31, 2022, and the related notes to the statements.

In our opinion, the accompanying combined statements present fairly, in all material respects, the revenues and direct operating expenses of the Properties for each of the two years in the period ended December 31, 2022, in accordance with accounting principles generally accepted in the United States of America.

Basis for opinion
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Combined Statements section of our report. We are required to be independent of the Properties and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of matter – basis of accounting
We draw attention to Note 1 to the Combined Statements of Revenues and Direct Operating Expenses, which describes that the accompanying Combined Statements of Revenues and Direct Operating Expenses were prepared for the purpose of an exempt bond offering and are not intended to be a complete presentation of the Properties’ revenues and expenses. As a result, the combined statements may not be suitable for another purpose. Our opinion is not modified with respect to this matter.

Responsibilities of management for the combined statements
Management is responsible for the preparation and fair presentation of the Combined Statements of Revenues and Direct Operating Expenses in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibilities for the audit of the combined statements
Our objectives are to obtain reasonable assurance about whether the Combined Statements of Revenues and Direct Operating Expenses as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the combined statements.

In performing an audit in accordance with US GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the Combined Statements of Revenues and Direct Operating Expenses, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the Combined Statements of Revenues and Direct Operating Expenses.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the Combined Statements of Revenues and Direct Operating Expenses.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ GRANT THORNTON LLP

Oklahoma City, Oklahoma
October 11, 2023

ROYALTY ASSET HOLDINGS, LP
ROYALTY ASSET HOLDINGS II, LP
SAXUM ASSET HOLDINGS, LP

COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

	Year Ended December 31,
	2022	2021
Revenues	$160,546,319	$96,781,885
Direct operating expenses	10,059,617	6,380,218
Excess of revenues over direct operating expenses	$150,486,702	$90,401,667

See accompanying Notes to the Combined Statements of Revenues and Direct Operating Expenses

ROYALTY ASSET HOLDINGS, LP
ROYALTY ASSET HOLDINGS II, LP
SAXUM ASSET HOLDINGS, LP

NOTES TO THE COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

1.Basis of Presentation

On September 4, 2023, Royalty Asset Holdings, LP, Royalty Asset Holdings II, LP and Saxum Asset Holdings, LP (collectively, “Sellers,” and affiliates of Warwick Capital Partners and GRP Energy Capital) entered into a definitive purchase and sale agreement (the “Purchase Agreement”) with Viper Energy Partners LP (“Viper”) and its operating subsidiary Viper Energy Partners LLC, to sell their title and interest in and to certain mineral interests, overriding royalty interests, royalty interests and non-participating royalty interests in oil, gas, and other hydrocarbons (the “Pending Acquisition”). The assets being acquired in the Pending Acquisition represent a total of approximately 7,300 net royalty acres, of which approximately 4,600 net royalty acres are located in the Permian Basin, primarily in the Midland and Delaware basins, and approximately 2,700 net royalty acres are located in other major basins (the “Properties”).

The accompanying Combined Statements of Revenues and Direct Operating Expenses represent the direct undivided interests in the revenues and direct operating expenses associated with the Properties. The Combined Statements of Revenues and Direct Operating Expenses have been derived from the combined historical financial records of the Sellers. For purposes of these statements, all properties identified in the purchase and sale agreement are included herein. The accompanying Statements of Revenues and Direct Operating Expenses vary from a complete income statement in accordance with U.S. GAAP in that they do not reflect certain expenses incurred in connection with the ownership and operation of the Properties, including but not limited to depletion, general and administrative expenses and other income.

In addition, these Combined Statements of Revenues and Direct Operating Expenses are not indicative of future results of operations for the Properties.

2.    Summary of Significant Accounting Policies

Preparation of Financial Statements

The Combined Statements of Revenues and Direct Operating Expenses are derived from the Sellers’ historical combined operating statements. Revenues and direct operating expenses relate to the historical net royalty interests in the Properties.

Revenue Recognition

Oil and gas sales

Revenues from oil, natural gas and natural gas liquids are generally recognized when control of the product is transferred to the purchaser, which is the point where performance obligations are satisfied, based on the Sellers’ percentage ownership share of the revenue, net of any deductions for gathering and transportation.

ROYALTY ASSET HOLDINGS, LP
ROYALTY ASSET HOLDINGS II, LP
SAXUM ASSET HOLDINGS, LP

NOTES TO THE COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

Lease bonus revenue

Lease bonus revenue is generated by leasing the mineral interests in the Properties to exploration and production companies and is recorded when the lease agreement has been executed, payment has been received, and there is no longer an obligation to refund the payment.

Direct Operating Expenses

Direct operating expenses are recognized when incurred and consist of severance and other taxes, which are the only direct expenses of operating the Properties. In general, severance taxes are calculated by tax jurisdictions as a percentage of current year revenues from oil, natural gas and natural gas liquids. Other taxes, such as ad valorem taxes are based, among other factors, on property values driven by prior year commodity prices.

3. Subsequent Events

Subsequent events have been evaluated through October 11, 2023, the date the Combined Statements of Revenues and Direct Operating Expenses were issued. No subsequent events of a material nature other than those described in Note 1 have been identified that require recognition or disclosure.